SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                           --------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 25, 2001

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
               (Exact Name of Registrant as Specified in Charter)

                          Commission File Number 1-7416


            Delaware                                            38-1686453
 (State or other Jurisdiction of                             (I.R.S. Employer
  Incorporation or Organization)                          Identification Number)


                   63 Lincoln Highway, Malvern, PA 19355-2120
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (610) 644-1300
              (Registrant's telephone number, including area code)


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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (c)   Exhibits:

              99 Press Release of the Registrant, dated October 25, 2001, pre-announcing third quarter 2000 results.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2001

                                    VISHAY INTERTECHNOLOGY, INC.


                                    /s/ Robert A. Freece
                                    ------------------------------------
                                    Robert A. Freece
                                    Senior Vice President

                          VISHAY INTERTECHNOLOGY, INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX


Exhibit No.   Description
-----------   -----------

     99 Press Release of the Registrant, dated October 25, 2001, pre-announcing third quarter 2000 results.